ING Life Insurance and Annuity Company Variable Annuity Account C Supplement dated January 30, 2004

The information in this Supplement updates and amends certain information contained in the Prospectuses, Prospectus Summaries, and Statements of Additional Information (SAIs) for variable insurance products funded by the above separate account, each dated December 30, 2003. You should read this Supplement along with the applicable Prospectus, Prospectus Summary and SAI.

ING VP Technology Portfolio -

Effective January 1, 2004, BlackRock Advisors, Inc. (BlackRock) began serving as subadviser to the ING VP Technology Portfolio (Portfolio) under an interim subadvisory agreement approved by the Board of Directors of ING Variable Portfolios, Inc. If shareholders approve BlackRock as the subadviser to the Portfolio after the interim period, the Portfolio will enter into a new subadvisory agreement with BlackRock. The subadviser information listed in the "Investment Adviser/Subadviser" column in the Appendix entitled "Description of Underlying Funds" or "Fund Descriptions" as applicable in each Prospectus is revised accordingly.

Effective February 17, 2004, the name of ING VP Technology Portfolio will change to ING VP Global Science and Technology Portfolio. Effective February 17, 2004, all references to ING VP Technology Portfolio in the Prospectus, Prospectus Summary and SAI are replaced with ING VP Global Science and Technology Portfolio.

Effective February 17, 2004, the information included in the Appendix entitled "Description of Underlying Funds" or "Fund Descriptions" as applicable in each Prospectus regarding the ING VP Technology Portfolio is replaced with the following:

Fund Name	Investment Adviser/ Subadviser	Investment Objective(s) / Summary of Principal Investment Strategies
ING Variable Portfolios, Inc. - ING VP Global Science and Technology Portfolio (formerly ING VP Technology Portfolio) (Class R Shares)	ING Investments, LLC Subadviser: BlackRock Advisors, Inc.	Seeks long-term capital appreciation. Invests 80% of its assets in common stocks and securities convertible into common stock of companies in the science and technology sectors.

ING VP Value Opportunity Portfolio -

Effective December 29, 2003, the information for ING VP Value Opportunity Portfolio in the "Investment Objective(s) / Summary of Principal Investment Strategies" column in the Appendix entitled "Description of Underlying Funds" or "Fund Descriptions" as applicable in each Prospectus is replaced with the following:

Seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock. Under normal market conditions, invests at least 65% of total assets in common stocks and securities convertible into common stock. May invest in companies of any size, although tends to invest in companies with a market capitalization greater than $1 billion. Uses a value strategy, focusing on larger capitalization stocks that are undervalued compared to the overall stock market.

X.NEWPD-03A	January 2004

ING DSI Enhanced Index Portfolio -

Effective January 23, 2004, the name of ING DSI Enhanced Index Portfolio has been changed to ING Aeltus Enhanced Index Portfolio. All references to ING DSI Enhanced Index Portfolio in the Prospectus, Prospectus Summary and SAI are replaced with ING Aeltus Enhanced Index Portfolio.

Effective January 23, 2004, the information included in the Appendix entitled "Description of Underlying Funds" or "Fund Descriptions" as applicable in each Prospectus regarding the ING DSI Enhanced Index Portfolio is replaced with the following:

Fund Name	Investment Adviser/ Subadviser	Investment Objective(s) / Summary of Principal Investment Strategies
ING Partners, Inc. - ING Aeltus Enhanced Index Portfolio (formerly ING DSI Enhanced Index Portfolio) (Service Class)	ING Life Insurance and Annuity Company Subadviser: Aeltus Investment Management, Inc.	Seeks to outperform the total return of the Standard & Poor's Composite Index (S&P 500), while maintaining a market level of risk. Invests at least 80% of assets in stocks included in the S&P 500.